JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2014 to December 31, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/17/2014
Issuer Comerica Inc (CMA 3.80% July 22, 2026)
Cusip 200340AQ
Bonds 10,000
Offering Price $99.780
Spread 0.650%
Cost $9,978
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.55%
Syndicate Members Deutsche Bank, JPMorgan, Comerica, Sandler O'Neill
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/23/2014
Issuer EBAY Inc (EBAY 2.875% August 1, 2021)
Cusip 278642AK
Bonds 50,000
Offering Price $99.779
Spread 0.400%
Cost $49,890
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.41%
Syndicate Members Citigroup, JPMorgan, Wells fargo, Barclays, BNP Paribas, BNY Mellon, Credit Suisse, HSBC, Mitsubishi UFJ, RBC, RBS, Standard Chatered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/23/2014
Issuer EBAY Inc (EBAY 3.45% August 1, 2024)
Cusip 278642AL
Bonds 100,000
Offering Price $99.899
Spread 0.450%
Cost $99,899
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.36%
Syndicate Members Citigroup, JPMorgan, Wells fargo, Barclays, BNP Paribas, BNY Mellon, Credit Suisse, HSBC, Mitsubishi UFJ, RBC, RBS, Standard Chatered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/5/2014
Issuer Comcast Corp (CMCSA 4.20% August 15, 2034)
Cusip 20030NBM
Bonds 39,000
Offering Price $99.624
Spread 0.650%
Cost $38,853
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.16%
Syndicate Members Credit Suisse, JPMorgan, Lloyds, Mizuho, SunTrust, Barclays, BNP Paribas, Deutsche Bank, DNB Markets, Goldman Sachs, BofA Merrill Lynch, Mitsubishi UFJ, RBC, RBS, Santander, SMBC Nikko, TD Securities, UBS, US bancorp, Wells Fargo, Derxel Hamilton, Jefferies, Loop Caital, MFR Securities, Mischler, Samuel A Ramirez, Wiiliams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/5/2014
Issuer Tyson Foods Inc (TSN 3.95% August 15, 2024)
Cusip 902494AX
Bonds 49,000
Offering Price $99.696
Spread 0.650%
Cost $48,851
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.88%
Syndicate Members HSBC JPMorgan, Morgan Stanley, Credit Agricole, Mitsubishi UFJ, Rabo Securities, RBC, US bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/7/2014
Issuer WellPoint Inc. (WLP 4.65% August 15, 2044)
Cusip 94973VBK
Bonds 65,000
Offering Price $99.791
Spread 0.880%
Cost $64,864
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.29%
Syndicate Members Goldman sachs, JPMorgan, BofA Merril Lynch, Barclays, Citigroup, Credit Suisse, Morgan Stanley, SunTrust, Wells Fargo, BB&T, Deutsche Bank, Fifth Third, Huntington, Mitsubishi UFJ, SMBC Nikko, UBS, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/2/2014
Issuer Marathon Petroleum Corporation (MPC 3.625% September 15, 2024)
Cusip 56585AAG
Bonds 29,000
Offering Price $99.641
Spread 0.650%
Cost $28,896
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 2.25%
Syndicate Members Barclays, Citigroup, Mitsubishi UFJ, Morgan Stanley, RBS, UBS, Wells fargo, BND markets, JPMorgan, BofA Merrill Lynch, PNC, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/2/2014
Issuer Plains All American Pipeline (PAA 3.60% November 1, 2024)
Cusip 72650RBF
Bonds 50,000
Offering Price $99.842
Spread 0.650%
Cost $49,921
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.95%
Syndicate Members Barclays, BNP Paribas, DNB Markets, JPMorgan, BofA Merrill Lynch, Mizuho, BBVA, BMO Capital, CIBC World, Fifth Third, ING, Regions, SG Americas, SMBC Nikko, US bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/9/2014
Issuer Ecopetrol S.A. (ECOPET 4.125% January 16, 2025)
Cusip 279158AK
Bonds 33,000
Offering Price $99.001
Spread 0.300%
Cost $32,670
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.08%
Syndicate Members Citigroup, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/22/2014
Issuer Niagara Mohawk Power (NGGLN 3.508% October 1, 2024 144A)
Cusip 65364UAK
Bonds 19,000
Offering Price $99.999
Spread 0.400%
Cost $19,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.57%
Syndicate Members Goldman sachs, JPMorgan, Lloyds, Mizuho, Wells fargo, Bank of China, BBVA, BNP Paribas, BNY Mellon, ING, Mitsubishi UFJ, RBC, RBS, TD Securities, UBS, UniCredit
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/22/2014
Issuer Thomson Reuters Corp (TRICN 3.85% September 29, 2024)
Cusip 884903BT
Bonds 25,000
Offering Price $99.466
Spread 0.450%
Cost $24,867
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.62%
Syndicate Members Deutsche Bank, HSBC, Morgan Stanley, RBS, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/23/2014
Issuer Sysco Corporation (SYY 3.00% October 2, 2021)
Cusip 871829AT
Bonds 19,000
Offering Price $99.781
Spread 0.400%
Cost $18,958
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.59%
Syndicate Members Goldman Sachs, HSBC, JPMorgan, TD Securities, US Bancorp, Wells Fargo, BB&T, BNY Mellon, Comerica, PNC, Rabo Securities, Santander, Williams Capital, Zions First National Bank
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/23/2014
Issuer Sysco Corporation (SYY 4.50% October 2, 2044)
Cusip 871829AW
Bonds 16,000
Offering Price $98.992
Spread 0.750%
Cost $15,839
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.42%
Syndicate Members Goldman Sachs, HSBC, JPMorgan, TD Securities, US Bancorp, Wells Fargo, BB&T, BNY Mellon, Comerica, PNC, Rabo Securities, Santander, Williams Capital, Zions First National Bank
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/2/2014
Issuer Enterprise Products Operating LLC (EPD 3.75% February 15, 2025)
Cusip 29379VBE
Bonds 25,000
Offering Price $99.681
Spread 0.650%
Cost $24,920
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.52%
Syndicate Members BofA Merrill Lynch, Citigroup, DNB Bank, JPMorgan, Morgan Stanley, RBS, Scotia, UBS, Mitsubishi UFJ, Barclays, BBVA, Credit Suisse, Deutsche bank, Mizuho, Sumitomo, SunTrust, US bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/2/2014
Issuer Enterprise Products Operating LLC (EPD 4.95% October 15, 2054)
Cusip 29379VBF
Bonds 6,000
Offering Price $98.356
Spread 0.880%
Cost $5,901
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.57%
Syndicate Members BofA Merrill Lynch, Citigroup, DNB Bank, JPMorgan, Morgan Stanley, RBS, Scotia, UBS, Mitsubishi UFJ, Barclays, BBVA, Credit Suisse, Deutsche bank, Mizuho, Sumitomo, SunTrust, US bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/6/2014
Issuer Petroleos Mexicanos (PEMEX 4.25% January 15,2025 144A)
Cusip 71656LBA
Bonds 30,000
Offering Price $99.423
Spread 0.180%
Cost $29,827
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Agricole. JPMorgan, BofA Merrill Lynch
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/6/2014
Issuer Petroleos Mexicanos (PEMEX 5.50% June 27, 2044 144A)
Cusip 71656LBB
Bonds 33,000
Offering Price $101.895
Spread 0.200%
Cost $33,625
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.18%
Syndicate Members Credit Agricole. JPMorgan, BofA Merrill Lynch
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 3.00% November 1, 2021)
Cusip 92343VCN
Bonds 45,000
Offering Price $99.699
Spread 0.400%
Cost $44,865
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.89%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King, Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 4.40% November 1, 2034)
Cusip 92343VCQ
Bonds 72,000
Offering Price $99.276
Spread 0.750%
Cost $71,479
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King, Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 3.50% November 1, 2024)
Cusip 92343VCR
Bonds 89,000
Offering Price $99.340
Spread 0.450%
Cost $88,413
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King, Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/3/2014
Issuer Statoil ASA (STLNO 3.25% November 10, 2024)
Cusip 85771PAX0
Bonds 23,000
Offering Price $99.400
Spread 0.230%
Cost $22,862
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members JPMorgan, BofA Merrill Lynch, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/4/2014
Issuer Noble Energy Inc (NBL 5.05% November 15, 2044)
Cusip 655044AJ
Bonds 14,000
Offering Price $99.265
Spread 0.880%
Cost $13,897
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.36%
Syndicate Members Barclays, BNP Paribas, Deutsche Bank, HSBC, BofA Merrill Lynch, Wells Fargo, BB&T, BBVA, BMO, CIBC, Citigroup, DNB Markets, Fifth Third, JPMorgan, Lloyds, Mitsubishi, Mizuho, Morgan Sytanley, PNC, RBC, Scotia Capital, SG Americas, SMBC, Standard Chartered,  TD Securities, US bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/6/2014
Issuer ConocoPhillips Company (COP 3.35% November 15, 2024)
Cusip 20826FAD8
Bonds 43,000
Offering Price $99.823
Spread 0.450%
Cost $42,924
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merill Lynch, BNP Paribas, Citigroup, Credit Suisse, HSBC, JPMorgan, Mitsubishi, RBS, Banca IMI, Barclays, Credit Agricole, Deutsche Bank, DNB Markets, Lloyds, Mizuho, Morgan Stanley, RBC, SG Americas, Skandinaviska Enskilda Bank, SMBC, Standard Chartered, US Bancorp, Wells fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance, Inc. (WAG 4.50% November 18, 2034)
Cusip 931427AB4
Bonds 23,000
Offering Price $99.335
Spread 0.880%
Cost $22,847
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.89%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance, Inc. (WAG 3.30% November 18, 2021)
Cusip 931427AF5
Bonds 36,000
Offering Price $99.727
Spread 0.400%
Cost $35,902
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.88%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance (WAG 3.80% November 18, 2024)
Cusip 931427AH
Bonds 47,000
Offering Price $99.769
Spread 0.450%
Cost $324,249
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/7/2014
Issuer Cardinal Health Inc (CAH 2.40% November 15, 2019)
Cusip 14149YAZ
Bonds 23,000
Offering Price $99.813
Spread 0.600%
Cost $22,957
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.45%
Syndicate Members Deutsche bank, Goldman Sachs, JPMorgan, Morgan Stanley, Huntington, RBC, SunTrust, US bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/12/2014
Issuer Canadian Natural Resources Limited (CNQCN 3.90% February 1, 2025)
Cusip 136385AV3
Bonds 25,000
Offering Price $99.871
Spread 0.650%
Cost $24,968
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.00%
Syndicate Members Barclays, Citigroup, Jpmorgan, Mitsubishi, RBS, BMO, BNP, CIBC, DNB Markets, BofA merrill Lynch, Mizuho, Scotia Capital, SG Americas
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/12/2014
Issuer Gilead Sciences Inc (GILD 3.50% February 1, 2025)
Cusip 375558AZ
Bonds 29,000
Offering Price $99.906
Spread 0.450%
Cost $28,973
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays, HSBC, JPMorgan, BofA Merrill Lynch, Goldman Sachs, Mitsubishi UFJ, Mizhuo, RBC, SMBC, US Bancorp, Wells fargo, Williams capiatl
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/13/2014
Issuer Macys Retail Holdings Inc (M 4.50% December 15, 2034)
Cusip 55616XAM9
Bonds 26,000
Offering Price $98.940
Spread 0.750%
Cost $25,724
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.08%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill Lynch, US bancorp, Wells Fargo, BNY Mellon, Citigroup, Fifth Third, Loop Capital, Mitsubishi UFJ, PNC, Samuel A ramirez, Standard Chartered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/18/2014
Issuer Parker-Hannifin Corporation (PH 4.45% November 21, 2044)
Cusip 70109HAN
Bonds 30,000
Offering Price $99.868
Spread 0.880%
Cost $29,960
Dealer Executing Trade Morgan and Stanley and Company
% of Offering  purchased by firm 3.46%
Syndicate Members Mizuho, Morgan Stanley, Wels Fargo, KeyBanc, Barclays, Goldman Scahs, RBS, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/18/2014
Issuer United Mexican States (MEX 3.60% January 30, 2025)
Cusip 91087BAA
Bonds 200,000
Offering Price $99.335
Spread 0.180%
Cost $198,670
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.18%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Jpmorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/19/2014
Issuer Boardwalk Pipelines LP (BWP 4.95% Decmeber 15, 2024)
Cusip 096630AD
Bonds 18,000
Offering Price $98.820
Spread 0.650%
Cost $17,788
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.92%
Syndicate Members Barclays, Citigroup, Deutsche Bank, JPMorgan, Mitsubishi UFJ, Wells Fargo, BB&T, BBVA, Fifth Third, Goldman Sachs, Mizuho, Morgan Stanley, RBC, UBS

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/18/2014
Issuer Globant S.A. (GLOB) IPO
Cusip L4438510
Shares 2,600
Offering Price $10.00
Spread $0.700
Cost $26,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 2.42%
Syndicate Members J.P. Morgan / Citigroup / Credit Suisse / William Blair / Cowen and Company / LOYAL3 Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 1,000
Offering Price $18.00
Spread $1.260
Cost $18,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/18/2014
Issuer TerraForm Power, Inc. (TERP) IPO
Cusip 88104R10
Shares 1,900
Offering Price $25.00
Spread $1.740
Cost $47,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.47%
Syndicate Members Goldman, Sachs & Co. / Barclays / Citigroup / J.P. Morgan / Macquarie Capital / Santander / FBR
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/24/2014
Issuer Intersect ENT, Inc. (XENT) IPO
Cusip 46071F10
Shares 1,300
Offering Price $11.00
Spread $0.770
Cost $14,300
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 1.42%
Syndicate Members J.P. Morgan / Piper Jaffray / Leerink Partners / Wedbush PacGrow Life Sciences
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/30/2014
Issuer Catalent, Inc. (CTLT) IPO
Cusip 14,880,610
Shares 7,500
Offering Price $20.50
Spread $1.030
Cost $153,750
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.62%
Syndicate Members Morgan Stanley / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets / Piper Jaffray / Raymond James / Wells Fargo Securities / William Blair / Evercore
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/31/2014
Issuer HealthEquity, Inc. (HQY) IPO
Cusip 42226A10
Shares 1,500
Offering Price $14.00
Spread $0.980
Cost $21,000
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 3.15%
Syndicate Members J.P. Morgan / Wells Fargo Securities / Raymond James / Baird / SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/8/2014
Issuer Ryerson Holding Corporation (RYI) Secondary
Cusip 78,375,410
Shares 7,600
Offering Price $11.00
Spread $0.660
Cost $83,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.76%
Syndicate Members BofA Merrill Lynch / Deutsche Bank Securities / BMO Capital Markets / J.P. Morgan / Jefferies / Wells Fargo Securities / KeyBanc Capital Markets / Citigroup / Stephens Inc. / Macquarie Capital / Evercore
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 9/23/2014
Issuer Citizens  Financial Group, Inc. (CFG) IPO
Cusip 17,461,010
Shares 95,500
Offering Price $21.50
Spread $0.409
Cost $2,053,250
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.53%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Citigroup / Deutsche Bank Securities / RBS / Wells Fargo Securities / Credit Suisse / UBS Investment Bank / Jefferies / Keefe, Bruyette, & Woods / Oppenheimer & Co. / RBC Capital Markets / A Stifel Company, Sandler O'Neill + Partners, L.P. / Evercore / ING / Sanford C. Bernstein / Guggenheim Securities / Lebenthal Capital Markets / The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/2/2014
Issuer VWR Corporation (VWR) IPO
Cusip 91843L10
Shares 4,100
Offering Price $21.00
Spread $1.155
Cost $86,100
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill Lynch / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Deutsche Bank Securities / Citigroup / Jefferies / William Blair / Cowen and Company / Mizuho Securities / SMBC Nikko / Drexel Hamilton / Loop Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/3/14
Issuer FMSA Holdings Inc. (FMSA) IPO
Cusip 30255X10
Shares 7,100
Offering Price $16.00
Spread $0.840
Cost $113,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley / Wells Fargo Securities / Barclays / Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets / RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC / Raymond James / Scotiabank / Howard Weil / Simmons & Company International / Tudor, Pickering, Holt & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/8/14
Issuer HubSpot, Inc. (HUBS) IPO
Cusip 44357310
Shares 4,500
Offering Price $25.00
Spread $1.750
Cost $112,500
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.61%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity / Raymond James
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/30/14
Issuer Boot Barn Holdings, Inc. (BOOT) IPO
Cusip 09940610
Shares 900
Offering Price $16.00
Spread $1.120
Cost $14,400
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 0.75%
Syndicate Members J.P. Morgan / Piper Jaffray / Jefferies / Wells Fargo Securities / Baird
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/6/2014
Issuer Nevro Corp. (NVRO) IPO
Cusip 64157F103
Shares 4,900
Offering Price $18.00
Spread $1.260
Cost $88,200
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.21%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 12/11/14
Issuer New Relic, Inc. (NEWR) IPO
Cusip 64829B100
Shares 1,900
Offering Price $23.00
Spread $1.610
Cost $43,700
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.52%
Syndicate Members Morgan Stanley / J.P. Morgan / Allen & Company LLC / UBS Investment Bank / JMP Securities / Raymond James
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 12/12/14
Issuer Connecture, Inc. (CNXR) IPO
Cusip 20786J106
Shares 3,500
Offering Price $8.00
Spread $0.560
Cost $28,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.03%
Syndicate Members Morgan Stanley / J.P. Morgan / Wells Fargo Securities / Raymond James / William Blair